Exhibit 10(e)


                                              PACCAR
                                              FINANCIAL


                                              JUNE 30, 2000

FAX 913-829-0622
Mr. Steven W. Ruben
Chief Financial Officer
OTR Express, Inc.
804 North Meadowbrook Drive
Olathe,  Kansas  66063-0819


Dear Mr. Ruben:

Based on your request for payment deferment on the equipment financed by PACCAR Financial Corp our credit department has approved a two months deferment of payments. This deferments of payments is contingent upon our receipt of fees for this deferment in the amount of $83,989.40. The amount of $2900 is process fees and the amount of $81,089.40 is interest on the contracts that accrues during the deferment period. If OTR Express wishes to go forward with this payment deferral (extension) please send a check in the above amount to this office to initiate the process.

                                         Sincerely,
                                         /s/ Sam Frazier

                                         Sam Frazier


                      PACCAR Financial Corp.
     1505 LBJ Freeway, Suite 150  Dallas, Texas 75234  (972) 481-3290
             P.O. Box 140516  Irving,  Texas  75014-0516